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Item 9.  REGULATION FD DISCLOSURE


     On August 13, 2002, Affiliated Managers Group, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the period ended June 30, 2002 with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and Chief Financial Officer of the Company accompanied that filing. Copies of the certifications are furnished below.

     By this filing, the Company is not establishing the practice of filing all such certificates in the future and may discontinue such filings at any time.

                                   ----------

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, William J. Nutt, certify, solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Affiliated Managers Group, Inc. on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Affiliated Managers Group, Inc. This certification shall not be deemed to be a part of the Quarterly Report on Form 10-Q or filed for any purpose whatsoever.

                   By:   /s/ William J. Nutt
                         ---------------------------------
                   Name:  William J. Nutt
                   Title: Chairman and Chief Executive Officer



    I, Darrell W. Crate, certify, solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Affiliated Managers Group, Inc. on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Affiliated Managers Group, Inc. This certification shall not be deemed to be a part of the Quarterly Report on Form 10-Q or filed for any purpose whatsoever.

                   By:   /s/ Darrell W. Crate
                         ---------------------------------
                   Name:  Darrell W. Crate
                   Title: Executive Vice President, Chief Financial Officer and
                          Treasurer

August 13, 2002

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AFFILIATED MANAGERS GROUP, INC.



Date:  August 13, 2002                  By: /s/ Darrell W. Crate
                                            -----------------------------------
                                            Name: Darrell W. Crate
                                            Title: Executive Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer (and also as
                                                   Principal Financial and
                                                   Accounting Officer)